 Exhibit 10.10

SUBSCRIPTION AGREEMENT

Adgero Biopharmaceuticals Holdings, Inc.
301 N. Harrison St., Suite 9F #459
Princeton, NJ 08540

Ladies and Gentlemen:

1. Subscription. The undersigned (the “Purchaser”), intending to be legally bound, hereby irrevocably agrees to purchase from Adgero Biopharmaceuticals Holdings, Inc., a Delaware corporation (the “Company”), the number of units (the “Units”) set forth on the signature page hereof at a purchase price of $5.00 per Unit. Each Unit consists of (i) one share of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), and (ii) a warrant (each, a “Warrant” and collectively, the “Warrants”), to purchase one share of Common Stock at an exercise price of $5.00 per share, substantially in the form attached hereto as Exhibit A, with a minimum investment amount of $10,000, provided a lower subscription amount may be accepted at the discretion of the Company and the Placement Agent (as defined below). This Subscription Agreement (this “Subscription Agreement”) is one in a series of similar subscription agreements (collectively, the “Subscription Agreements”) entered into pursuant to the Offering.
2. The Offering. This subscription is submitted to you in accordance with and subject to the terms and conditions described in this agreement, as amended or supplemented from time to time, including all attachments, schedules and exhibits thereto (collectively, the “Subscription Agreement”), relating to the offering (the “Offering”) by the Company of up to a maximum of 200,000 Units ($1,000,000) (“Maximum Offering Amount”). In the event the Maximum Offering Amount is sold, the Placement Agent (as defined below) and the Company shall have the right to sell up to an additional 200,000 Units ($1,000,000) to cover over-allotments. Aegis Capital Corp. has been engaged by the Company as exclusive placement agent in connection with the Offering (“Aegis” or the “Placement Agent”).
3. Deliveries and Payment; Escrow of Funds. Simultaneously with the execution hereof, the Purchaser shall: (a) deliver to Aegis, in accordance with the Subscription Instructions attached hereto, (i) one (1) completed and executed signature page to this Subscription Agreement (page 23), (ii) a completed Accredited Investor Certification (pages 24-25), (iii) a completed Investor Profile (page 26) and (iv) Tax Certification for U.S. Persons or Non-U.S. Persons (page 28); and (b) make a wire transfer payment to, “Signature Bank, Escrow Agent for Adgero Biopharmaceuticals Holdings, Inc.” in the full amount of the purchase price of the Units being subscribed for in the Offering. Wire transfer instructions are set forth on page 21 hereof under the heading “To subscribe for Units in the private offering of Adgero Biopharmaceuticals Holdings, Inc.” Such funds will be held for the Purchaser's benefit in a non-interest-bearing escrow account (the “Escrow Account”) until the earliest to occur of (a) a closing of the sale of Units, (b) the rejection of such subscription, or (c) the termination of the Offering by the Company or the Placement Agent. All subscriptions must be submitted, and will be either accepted or rejected by the Company in whole or in part, not later than August 31, 2016. Notwithstanding the foregoing, the termination date of this offering and related date of submission, acceptance or rejection of subscriptions may be extended to a date not later than September 9, 2016, upon notice to, but without consent of, the Purchaser. The Company and the Placement Agent may continue to offer and sell the Units and conduct additional closings for the sale of additional Units after the first closing of the Offering and until the termination of the Offering.

4. Acceptance of Subscription. The Purchaser understands and agrees that the Company, in its sole discretion, reserves the right to accept or reject this or any other subscription for Units, in whole or in part, notwithstanding prior receipt by the Purchaser of notice of acceptance of this subscription. In furtherance of the foregoing, the Company shall have the right to require potential subscribers to supply additional information and execute additional documents in a satisfactory manner, which determination shall be at the sole discretion of the Company, prior to the acceptance of this Subscription Agreement. The Company shall have no obligation hereunder until the Company shall execute and deliver to the Purchaser an executed copy of this Subscription Agreement. If this subscription is rejected in whole or the Offering of Units is terminated prior to this subscription being accepted by the Company, all funds received from the Purchaser will be returned without interest or offset, and this Subscription Agreement shall thereafter be of no further force or effect. If this subscription is rejected in part, the funds for the rejected portion of this subscription will be returned without interest or offset, and this Subscription Agreement will continue in full force and effect to the extent this subscription was accepted.
5. Representations and Warranties.
The Purchaser hereby acknowledges, represents, warrants, and agrees as follows:
(a) None of the shares of Common Stock or the shares of Common Stock issuable upon exercise of the Warrants (the “Warrant Shares”) offered pursuant to this Subscription Agreement are registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. The Purchaser understands that the offering and sale of the Units is intended to be exempt from registration under the Securities Act, by virtue of Section 4(a)(2) thereof and the provisions of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) thereunder, based, in part, upon the representations, warranties and agreements of the Purchaser contained in this Subscription Agreement;
(b) Prior to the execution of this Subscription Agreement, the Purchaser and the Purchaser's attorney, accountant, purchaser representative and/or tax adviser, if any (collectively, the “Advisers”), have received all other documents requested by the Purchaser, have carefully reviewed them and understand the information contained therein. In addition, the Purchaser and his Advisors, if any, have reviewed this Subscription Agreement, including the exhibits hereto consisting of (i) Exhibit A – Form of Investor Warrant, (ii) Exhibit B - Description of the Business and Recent Developments of the Company, , (iii) Exhibit C – Summary of the Offering, (iv) Exhibit D – Risk Factors, and (v) Exhibit E – Management of the Company and (v) – Exhibit F - Unaudited Financial Statements of the Company.

(c) Neither the SEC nor any state securities commission or other regulatory authority has approved the Units, the Common Stock, the Warrants or the Warrant Shares, or passed upon or endorsed the merits of the Offering or confirmed the accuracy or determined the adequacy of this Subscription Agreement. This Subscription Agreement has not been reviewed by any federal, state or other regulatory authority;
(d) All documents, records, and books pertaining to the investment in the Units have been made available for inspection by such Purchaser and its Advisers, if any;
(e) The Purchaser and its Advisers, if any, have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the offering of the Units and the business, financial condition and results of operations of the Company, and all such questions have been answered to the full satisfaction of the Purchaser and its Advisers, if any;
(f) In evaluating the suitability of an investment in the Company, the Purchaser has not relied upon any representation or information (oral or written) other than as stated in this Subscription Agreement.
(g) The Purchaser is unaware of, is in no way relying on, and did not become aware of the Offering of the Units through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or the Internet (including, without limitation, internet “blogs,” bulletin boards, discussion groups and social networking sites) in connection with the Offering and sale of the Units and is not subscribing for the Units and did not become aware of the Offering of the Units through or as a result of any seminar or meeting to which the Purchaser was invited by, or any solicitation of a subscription by, a person not previously known to the Purchaser in connection with investments in securities generally;
(h) The Purchaser has taken no action that would give rise to any claim by any person for brokerage commissions, finders' fees or the like relating to this Subscription Agreement or the transactions contemplated hereby (other than commissions to be paid by the Company to the Placement Agent or as otherwise described herein);
(i) The Purchaser, together with its Advisers, if any, has such knowledge and experience in financial, tax, and business matters, and, in particular, investments in securities, so as to enable it to utilize the information made available to it in connection with the Offering to evaluate the merits and risks of an investment in the Units and the Company and to make an informed investment decision with respect thereto;
(j) The Purchaser is not relying on the Company, the Placement Agent or any of their respective employees or agents with respect to the legal, tax, economic and related considerations of an investment in the Units, and the Purchaser has relied on the advice of, or has consulted with, only its own Advisers;

(k) The Purchaser is acquiring the Units solely for such Purchaser's own account for investment purposes only and not with a view to or intent of resale or distribution thereof, in whole or in part. The Purchaser has no agreement or arrangement, formal or informal, with any person to sell or transfer all or any part of the Units, the shares of Common Stock, the Warrants or the Warrant Shares, and the Purchaser has no plans to enter into any such agreement or arrangement.
(l) The Purchaser must bear the substantial economic risks of the investment in the Units indefinitely because none of the securities included in the Units may be sold, hypothecated or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available. Legends shall be placed on the securities included in the Units to the effect that they have not been registered under the Securities Act or applicable state securities laws and appropriate notations thereof will be made in the Company's stock books. Stop transfer instructions will be placed with the transfer agent of the Units. The Company has agreed that purchasers of the Units will have, with respect to the shares of Common Stock and the Warrant Shares, the registration rights described herein. Notwithstanding such registration rights, there can be no assurance that there will be any market for resale of the Units, the Common Stock, the Warrants or the Warrant Shares, nor can there be any assurance that such securities will be freely transferable at any time in the foreseeable future.
(m) The Purchaser has adequate means of providing for such Purchaser's current financial needs and foreseeable contingencies and has no need for liquidity from its investment in the Units for an indefinite period of time;
(n) The Purchaser is aware that an investment in the Units is high risk, involving a number of very significant risks and has carefully read and considered the matters set forth under Exhibit C - “Risk Factors” attached hereto, and, in particular, acknowledges that the Company has a limited operating history, significant operating losses since inception, no revenues from operations to date, limited assets and is engaged in a highly competitive business;
(o) The Purchaser meets the requirements of at least one of the suitability standards for an “accredited investor” as that term is defined in Regulation D and as set forth on the Accredited Investor Certification contained herein;
(p) The Purchaser (i) if a natural person, represents that the Purchaser has reached the age of 21 and has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof; (ii) if a corporation, partnership, or limited liability company or partnership, or association, joint stock company, trust, unincorporated organization or other entity, represents that such entity was not formed for the specific purpose of acquiring the Units, such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the securities constituting the Units, the execution and delivery of this Subscription Agreement has been duly authorized by all necessary action, this Subscription Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; or (iii) if executing this Subscription Agreement in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Subscription Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or limited liability company or partnership, or other entity for whom the Purchaser is executing this Subscription Agreement, and such individual, partnership, ward, trust, estate, corporation, or limited liability company or partnership, or other entity has full right and power to perform pursuant to this Subscription Agreement and make an investment in the Company, and represents that this Subscription Agreement constitutes a legal, valid and binding obligation of such entity. The execution and delivery of this Subscription Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Purchaser is a party or by which it is bound;

(q) The Purchaser and the Advisers, if any, have had the opportunity to obtain any additional information, to the extent the Company has have such information in its possession or could acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information contained herein and all documents received or reviewed in connection with the purchase of the Units and have had the opportunity to have representatives of the Company provide them with such additional information regarding the terms and conditions of this particular investment and the financial condition, results of operations, business of the Company deemed relevant by the Purchaser or the Advisers, if any, and all such requested information, to the extent the Company had such information in its possession or could acquire it without unreasonable effort or expense, has been provided to the full satisfaction of the Purchaser and the Advisers, if any;
(r) Any information which the Purchaser has heretofore furnished or is furnishing herewith to the Company or the Placement Agent is complete and accurate and may be relied upon by the Company and the Placement Agent in determining the availability of an exemption from registration under federal and state securities laws in connection with the offering of securities. The Purchaser further represents and warrants that it will notify and supply corrective information to the Company and the Placement Agent immediately upon the occurrence of any change therein occurring prior to the Company's issuance of the securities contained in the Units;
(s) The Purchaser has significant prior investment experience, including investment in non-listed and non-registered securities. The Purchaser is knowledgeable about investment considerations in development-stage companies with limited operating histories. The Purchaser has a sufficient net worth to sustain a loss of its entire investment in the Company in the event such a loss should occur. The Purchaser's overall commitment to investments which are not readily marketable is not excessive in view of the Purchaser’s net worth and financial circumstances and the purchase of the Units will not cause such commitment to become excessive. The investment is a suitable one for the Purchaser;
(t) The Purchaser is satisfied that the Purchaser has received adequate information with respect to all matters which it or the Advisers, if any, consider material to its decision to make this investment;

(u) The Purchaser acknowledges that any estimates or forward-looking statements or projections included herein were prepared by the Company in good faith but that the attainment of any such projections, estimates or forward-looking statements cannot be guaranteed by the Company and should not be relied upon;
(v) No oral or written representations have been made, or oral or written information furnished, to the Purchaser or the Advisers, if any, in connection with the Offering which are in any way inconsistent with the information contained herein;
(w) Within five (5) days after receipt of a request from the Company or the Placement Agent, the Purchaser will provide such information and deliver such documents as may reasonably be necessary to comply with any and all laws and ordinances to which the Company or the Placement Agent is subject;
(x) The Purchaser's substantive relationship with the Placement Agent or subagent through which the Purchaser is subscribing for Units predates the Placement Agent's or such subagent's contact with the Purchaser regarding an investment in the Units;
(y) THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE SECURITIES HAVE NOT BEEN RECOMMENDED, APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE MEMORANDUM OR THIS SUBSCRIPTION AGREEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL;
(z) In making an investment decision investors must rely on their own examination of the Company and the terms of the Offering, including the merits and risks involved. The Purchaser should be aware that it will be required to bear the financial risks of this investment for an indefinite period of time;
(aa) (For ERISA plans only) The fiduciary of the ERISA plan (the “Plan”) represents that such fiduciary has been informed of and understands the Company’s investment objectives, policies and strategies, and that the decision to invest “plan assets” (as such term is defined in ERISA) in the Company is consistent with the provisions of ERISA that require diversification of plan assets and impose other fiduciary responsibilities. The Purchaser fiduciary or Plan (a) is responsible for the decision to invest in the Company; (b) is independent of the Company or any of its affiliates; (c) is qualified to make such investment decision; and (d) in making such decision, the Purchaser fiduciary or Plan has not relied primarily on any advice or recommendation of the Company or any of its affiliates;

(bb) The Purchaser should check the Office of Foreign Assets Control (“OFAC”) website at <http://www.treas.gov/ofac> before making the following representations. The Purchaser represents that the amounts invested by it in the Company in the Offering were not and are not directly or indirectly derived from activities that contravene federal, state or international laws and regulations, including anti-money laundering laws and regulations. Federal regulations and Executive Orders administered by OFAC prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals. The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at <http://www.treas.gov/ofac>. In addition, the programs administered by OFAC (the “OFAC Programs”) prohibit dealing with individuals1 or entities in certain countries regardless of whether such individuals or entities appear on the OFAC lists;
(cc) To the best of the Purchaser’s knowledge, none of: (1) the Purchaser; (2) any person controlling or controlled by the Purchaser; (3) if the Purchaser is a privately-held entity, any person having a beneficial interest in the Purchaser; or (4) any person for whom the Purchaser is acting as agent or nominee in connection with this investment is a country, territory, individual or entity named on an OFAC list, or a person or entity prohibited under the OFAC Programs. Please be advised that the Company may not accept any amounts from a prospective investor if such prospective investor cannot make the representation set forth in the preceding paragraph. The Purchaser agrees to promptly notify the Company and the Placement Agent should the Purchaser become aware of any change in the information set forth in these representations. The Purchaser understands and acknowledges that, by law, the Company may be obligated to “freeze the account” of the Purchaser, either by prohibiting additional subscriptions from the Purchaser, declining any redemption requests and/or segregating the assets in the account in compliance with governmental regulations, and the Placement Agent may also be required to report such action and to disclose the Purchaser’s identity to OFAC. The Purchaser further acknowledges that the Company may, by written notice to the Purchaser, suspend the redemption rights, if any, of the Purchaser if the Company reasonably deems it necessary to do so to comply with anti-money laundering regulations applicable to the Company and the Placement Agent or any of the Company’s other service providers. These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs;
(dd) To the best of the Purchaser’s knowledge, none of: (1) the Purchaser; (2) any person controlling or controlled by the Purchaser; (3) if the Purchaser is a privately-held entity, any person having a beneficial interest in the Purchaser; or (4) any person for whom the Purchaser is acting as agent or nominee in connection with this investment is a senior foreign political figure,2 or any immediate family3 member or close associate4 of a senior foreign political figure, as such terms are defined in the footnotes below; and

1 These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs.
2 A “senior foreign political figure” is defined as a senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government-owned corporation. In addition, a “senior foreign political figure” includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.
3 “Immediate family” of a senior foreign political figure typically includes the figure’s parents, siblings, spouse, children and in-laws.
4 A “close associate” of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.

(ee) If the Purchaser is affiliated with a non-U.S. banking institution (a “Foreign Bank”), or if the Purchaser receives deposits from, makes payments on behalf of, or handles other financial transactions related to a Foreign Bank, the Purchaser represents and warrants to the Company that: (1) the Foreign Bank has a fixed address, other than solely an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities; (2) the Foreign Bank maintains operating records related to its banking activities; (3) the Foreign Bank is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities; and (4) the Foreign Bank does not provide banking services to any other Foreign Bank that does not have a physical presence in any country and that is not a regulated affiliate.
6. Holdback Agreements. (a) Subject to paragraph (b) below, from and after the effective date of a Registration Statement registering the shares of Common Stock and Warrant Shares for resale (the “SEC Effective Date”), each Purchaser understands that (i) it shall not sell, offer, pledge, contract to sell, grant any option or contract to purchase, purchase any option or contract to sell, grant any right or warrant to purchase, lend or otherwise transfer or encumber, directly or indirectly, any Registrable Securities (as defined in Section 8(a) below), nor shall such Purchaser enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Registrable Securities (any of the foregoing under (i), a “Transfer”) until the Release Date (as defined below); provided, however, that such Purchaser shall be permitted to Transfer up to 25% of such Purchaser’s Investor Shares held by it, as the case may be, at any time on or after the SEC Effective Date, and (ii) following the SEC Effective Date, it shall be entitled to Transfer up to an additional 25% of such Purchaser’s Investor Shares beginning at the end of each successive 90 day period thereafter, such that after the Release Date, all Registrable Securities held by such Purchaser may be Transferred. Each Purchaser hereby covenants and agrees that (x) it shall abide by the restrictions set forth above and (y) the Company shall be entitled to place “stop transfer” instructions with the Company’s transfer agent in compliance with the above restrictions. For purposes of this clause (f), the term “Release Date” shall mean 270 days from the SEC Effective Date; provided, that in the event the Company delivers a notice of redemption to the Purchasers of the Warrants (pursuant to the terms of such warrants) (the “Redemption Notice”), the restrictions set forth above shall terminate effective on the date of delivery of the Redemption Notice.
(b) Notwithstanding Section 6(a) above, in the event the Closing Price of the Company’s Common Stock is $15.00 or above (as adjusted for any stock split, share dividends, share combinations, or the like) for 20 consecutive Trading Days, all Registrable Securities shall be released from the holdback agreements of paragraph (a) above. The “Closing Price” means, for any date, the price determined by the first of the following clauses that applies:  (a) if the Common Stock is then listed or quoted on the New York Stock Exchange, the NYSE MKT, the NASDAQ Global Select Market, the NASDAQ Global Market or the NASDAQ Capital Market or any other national securities exchange, the closing price per share of the Common Stock for such date (or the nearest preceding date) on the primary eligible market or exchange on which the Common Stock is then listed or quoted; (b) if prices for the Common Stock are then quoted on the OTC Bulletin Board or any tier of the OTC Markets, the closing bid price per share of the Common Stock for such date (or the nearest preceding date) so quoted; or (c) if prices for the Common Stock are then reported in the “Pink Sheets” published by the National Quotation Bureau Incorporated (or a similar organization or agency succeeding to its functions of reporting prices), the most recent closing bid price per share of the Common Stock so reported. “Trading Day” means (a) if the Common Stock is listed or quoted on an Approved Market, then any day during which securities are generally eligible for trading on the Approved Market, or (b) if the Common Stock is not then listed or quoted and traded on an Approved Market, then any business day. Approved Market” means the Over-the-Counter Bulletin Board, the OTC Markets, the Nasdaq Stock Market, the New York Stock Exchange or the NYSE MKT.

7. Lockup. If the Purchaser is an affiliate of the Company or the Placement Agent (together an “Affiliate Purchaser”), such Affiliate Purchaser acknowledges and agrees that he will not be entitled to the registration rights provided below and that he will be required to execute a Lock Up Agreement on terms to be provided to him.
8. Piggyback Registration.
(a) Until the earlier of (i) the date as of which the Purchaser may sell all of the Registrable Securities owned by Purchaser without restriction pursuant to Rule 144 (including, without limitation, volume restrictions) and without the need for current public information required by Rule 144(c)(1) (or Rule 144(i)(2), if applicable) or (ii) the date on which the Purchaser shall have sold all of the Registrable Securities owned by Purchaser, (the "Registration Period"), if the Company shall determine to register for sale for cash any of its Common Stock, for its own account or for the account of others (a “Piggyback Registration"), other than (i) a registration relating solely to employee benefit plans or securities issued or issuable to employees, consultants (to the extent the securities owned or to be owned by such consultants could be registered on Form S-8) or any of their Family Members (including a registration on Form S-8) or (ii) a registration relating solely to a Securities Act Rule 145 transaction or a registration on Form S-4 in connection with a merger, acquisition, divestiture, reorganization or similar event, the Company shall promptly give to the Purchasers written notice thereof (and in no event shall such notice be given less than 20 calendar days prior to the filing of such registration statement), and shall, subject to Section 8(c), include as a Piggyback Registration all of the Registrable Securities specified in a written request delivered by the Purchaser thereof within 10 calendar days after receipt of such written notice from the Company. However, the Company may, without the consent of the Purchasers, withdraw such registration statement prior to its becoming effective if the Company or such other stockholders have elected to abandon the proposal to register the securities proposed to be registered thereby. For purposes of this Section 8, the term "Registrable Securities" means (x) the shares of Common Stock issued hereunder and the Warrant Shares and (y) any capital stock of the Company issued or issuable with respect to the shares of Common Stock, Warrants or Warrant Shares, including, without limitation, as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, but excluding (i) any Registrable Securities that have been publicly sold or may be sold immediately without registration under the Securities Act either pursuant to Rule 144 of the Securities Act or otherwise; (ii) any Registrable Securities sold by a person in a transaction pursuant to a registration statement filed under the Securities Act, or (iii) any Registrable Securities that are at the time subject to an effective registration statement under the Securities Act.

(b) If a Piggyback Registration is for a registered public offering that is to be made by an underwriting, the Company shall so advise the Purchasers of the Registrable Securities eligible for inclusion in such Registration Statement pursuant to Section 8(a). In that event, the right of any Purchaser to Piggyback Registration shall be conditioned upon such Purchaser’s participation in such underwriting and the inclusion of such Purchaser’s Registrable Securities in the underwriting to the extent provided herein. All Purchasers proposing to sell any of their Registrable Securities through such underwriting shall (together with the Company and any other stockholders of the Company selling their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter selected for such underwriting by the Company or the selling stockholders, as applicable. Notwithstanding any other provision of this Section, if the underwriter or the Company determines that marketing factors require a limitation on the number of shares of Common Stock or the amount of other securities to be underwritten, the underwriter, at its sole discretion, may exclude some or all Registrable Securities from such registration and underwriting. The Company shall so advise all Purchasers (except those Purchasers who failed to timely elect to include their Registrable Securities through such underwriting or have indicated to the Company their decision not to do so), and indicate to each such Purchaser the number of shares of Registrable Securities that may be included in the registration and underwriting, if any. The number of shares of Registrable Securities to be included in such registration and underwriting shall be allocated among such Purchasers as follows:
(1) If the Piggyback Registration was initiated by the Company, the number of shares that may be included in the registration and underwriting shall be allocated first to the Company and then, subject to obligations and commitments existing as of the date hereof, to all selling stockholders, including the Purchasers, who have requested to sell in the registration on a pro rata basis according to the number of shares requested to be included therein; or
(2) If the Piggyback Registration was initiated by the exercise of demand registration rights by a stockholder or stockholders of the Company (other than the Purchasers), then the number of shares that may be included in the registration and underwriting shall be allocated first to such selling stockholders who exercised such demand and then, subject to obligations and commitments existing as of the date hereof, to all other selling stockholders, including the Purchasers, who have requested to sell in the registration on a pro rata basis according to the number of shares requested to be included therein.
No Registrable Securities excluded from the underwriting by reason of the underwriter’s marketing limitation shall be included in such registration. If any Purchaser disapproves of the terms of any such underwriting, such Purchaser may elect to withdraw such Purchaser’s Registrable Securities therefrom by delivering a written notice to the Company and the underwriter. The Registrable Securities so withdrawn from such underwriting shall also be withdrawn from such registration; provided, however, that, if by the withdrawal of such Registrable Securities, a greater number of Registrable Securities held by other Purchasers may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Company shall offer to all Purchasers who have included Registrable Securities in the registration the right to include additional Registrable Securities pursuant to the terms and limitations set forth herein in the same proportion used above in determining the underwriter limitation.

(c) Registration Procedures for Registrable Securities. The Company will keep each Purchaser reasonably advised as to the filing and effectiveness of the Registration Statement. At its expense with respect to the Registration Statement, the Company will:
(1) prepare and file with the Commission with respect to the Registrable Securities, a Registration Statement on Form S-1, or any other form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of the Registrable Securities in accordance with the intended methods of distribution thereof, and use its commercially reasonable efforts to cause such Registration Statement to become effective and shall remain effective for a period of one year or for such shorter period ending on the earlier to occur of (i) the date as of which all of the Purchasers as selling stockholders thereunder may sell all of the Registrable Securities registered for resale thereon without restriction pursuant to Rule 144 (or any successor rule thereto) promulgated under the Securities Act or (ii) the date when all of the Registrable Securities registered thereunder shall have been sold (the “Effectiveness Period”). Thereafter, the Company shall be entitled to withdraw such Registration Statement and the Purchasers shall have no further right to offer or sell any of the Registrable Securities registered for resale thereon pursuant to the respective Registration Statement (or any prospectus relating thereto);
(2) if the Registration Statement is subject to review by the Commission, respond in a commercially reasonable manner to all comments and diligently pursue resolution of any comments to the satisfaction of the Commission;
(3) prepare and file with the Commission such amendments and supplements to such Registration Statement as may be necessary to keep such Registration Statement effective during the Effectiveness Period;
(4) furnish, without charge, to each Purchaser of Registrable Securities covered by such Registration Statement (i) a reasonable number of copies of such Registration Statement (including any exhibits thereto other than exhibits incorporated by reference), each amendment and supplement thereto as such Purchaser may reasonably request, (ii) such number of copies of the prospectus included in such Registration Statement (including each preliminary prospectus and any other prospectus filed under Rule 424 of the Securities Act) as such Purchasers may reasonably request, in conformity with the requirements of the Securities Act, and (iii) such other documents as such Purchaser may require to consummate the disposition of the Registrable Securities owned by such Purchaser, but only during the Effectiveness Period;

(5) use its commercially reasonable efforts to register or qualify such registration under such other applicable securities laws of such jurisdictions as any Purchaser of Registrable Securities covered by such Registration Statement reasonably requests and as may be necessary for the marketability of the Registrable Securities (such request to be made by the time the applicable Registration Statement is deemed effective by the Commission) and do any and all other acts and things necessary to enable such Purchaser to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Purchaser; provided, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph, (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction;
(6) notify each holder of Registrable Securities, the disposition of which requires delivery of a prospectus relating thereto under the Securities Act, of the happening of any event (as promptly as practicable after becoming aware of such event), which comes to the Company’s attention, that will after the occurrence of such event cause the prospectus included in such Registration Statement, if not amended or supplemented, to contain an untrue statement of a material fact or an omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading and the Company shall promptly thereafter prepare and furnish to such holder a supplement or amendment to such prospectus (or prepare and file appropriate reports under the Securities Exchange Act of 1934 (the “Exchange Act”) so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, unless suspension of the use of such prospectus otherwise is authorized herein or in the event of a Blackout Period, in which case no supplement or amendment need be furnished (or Exchange Act filing made) until the termination of such suspension or Blackout Period. “Blackout Period” means, with respect to a registration, a period, in each case commencing on the day immediately after the Company notifies the Purchasers that they are required, because of the occurrence of an event of the kind described in Section 8(c)(6) hereof, to suspend offers and sales of Registrable Securities during which the Company, in the good faith judgment of its board of directors, determines (because of the existence of, or in anticipation of, any acquisition, financing activity, or other transaction involving the Company, or the unavailability for reasons beyond the Company’s control of any required financial statements, disclosure of information which is in its best interest not to publicly disclose, or any other event or condition of similar significance to the Company) that the registration and distribution of the Registrable Securities to be covered by such Registration Statement, if any, would be seriously detrimental to the Company and its stockholders and ending on the earlier of (1) the date upon which the material non-public information commencing the Blackout Period is disclosed to the public or ceases to be material and (2) such time as the Company notifies the selling stockholders that the Company will no longer delay such filing of the Registration Statement, recommence taking steps to make such Registration Statement effective, or allow sales pursuant to such Registration Statement to resume.;
(7) comply, and continue to comply during the Effectiveness Period, in all material respects with the Securities Act and the Exchange Act and with all applicable rules and regulations of the Commission with respect to the disposition of all securities covered by such Registration Statement;

(8) as promptly as practicable after becoming aware of such event, notify each holder of Registrable Securities being offered or sold pursuant to the Registration Statement of the issuance by the Commission of any stop order or other suspension of effectiveness of the Registration Statement;
(9) use its commercially reasonable efforts to cause all the Registrable Securities covered by the Registration Statement to be quoted on such Approved Market on which securities of the same class or series issued by the Company are then listed or traded;
(10) provide a transfer agent and registrar, which may be a single entity, for the shares of Common Stock at all times;
(11) if requested by the Purchasers, cooperate with the Purchasers to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to the Registration Statement, which certificates shall be free, to the extent permitted by applicable law, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Purchasers may request;
(12) during the Effectiveness Period, refrain from bidding for or purchasing any Common Stock or any right to purchase Common Stock or attempting to induce any person to purchase any such security or right if such bid, purchase or attempt would in any way limit the right of the Purchasers to sell Registrable Securities by reason of the limitations set forth in Regulation M of the Exchange Act; and
(13) take all other reasonable actions necessary to expedite and facilitate the disposition by the Purchasers of the Registrable Securities pursuant to the Registration Statement.
(d)        Expenses. The Company shall pay all expenses in connection with any registration obligation provided herein, including, without limitation, all registration, filing, stock exchange fees, printing expenses, all fees and expenses of complying with applicable securities laws, and the fees and disbursements of counsel for the Company and of its independent accountants; provided, that, in any registration, each party shall pay for its own underwriting discounts and commissions and transfer taxes. Except as provided in this Section, the Company shall not be responsible for the expenses of any attorney or other advisor employed by a Purchaser.
(e)            Obligations of the Purchasers.

(1) In connection with each registration hereunder, each Purchaser shall furnish to the Company in writing such information with respect to it and the securities held by it and the proposed distribution by it, as shall be reasonably requested by the Company in order to assure compliance with applicable federal and state securities laws as a condition precedent to including the Purchaser's Registrable Securities in the Registration Statement. Each Purchaser shall also promptly notify the Company in writing of any changes in such information included in the Registration Statement or prospectus as a result of which there is an untrue statement of material fact or an omission to state any material fact required or necessary to be stated therein in order to make the statements contained therein not misleading in light of the circumstances under which they were made.

(2) In connection with the filing of the Registration Statement, each Purchaser shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with such Registration Statement or prospectus. A form of Selling Stockholder Questionnaire will be provided to all Purchasers for such purposes upon receipt of their subscription amount.
(3) In connection with each registration pursuant to this Section 8, each Purchaser agrees that it will not effect sales of any Registrable Securities until notified by the Company of the effectiveness of the Registration Statement, and thereafter will suspend such sales after receipt of notice from the Company to suspend sales to permit the Company to correct or update a Registration Statement or prospectus or upon receipt by the Company of a threat by the SEC or state securities commission to undertake a stop order with respect to sales under the Registration Statement. At the end of any period during which the Company is obligated to keep a Registration Statement current, each Purchaser shall discontinue sales of Registrable Securities pursuant to such Registration Statement upon receipt of notice from the Company of its intention to remove from registration the Registrable Securities covered by such Registration Statement which remains unsold, and each Purchaser shall notify the Company in writing of the number of shares registered which remain unsold immediately upon receipt of such notice from the Company.
(f)           Indemnification.

(1) In the event of the offer and sale of Registrable Securities under the Securities Act, the Company shall, and hereby does, indemnify and hold harmless, to the fullest extent permitted by law, each Purchaser, its directors, officers, partners, each other person who participates as an underwriter in the offering or sale of such securities, and each other person, if any, who controls or is under common control with such Purchaser or any such underwriter within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities, joint or several, and expenses to which the Purchaser or any such director, officer, partner or underwriter or controlling person may become subject under the Securities Act, the Exchange Act, or any other federal or state law, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement of any material fact contained in any registration statement prepared and filed by the Company under which Registrable Securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission to state therein a material fact required to be stated or necessary to make the statements therein in light of the circumstances in which they were made not misleading, or any violation or alleged violation of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with this Subscription Agreement; and the Company shall reimburse the Purchaser, and each such director, officer, partner, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating, defending or settling any such loss, claim, damage, liability, action or proceeding; provided, that such indemnity agreement found in this Section 8(f)(1) shall in no event exceed the net proceeds received by the Company from the Purchaser; and provided further, that the Company shall not be liable in any such case (i) to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement in or omission from such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Purchaser specifically for use in the preparation thereof or (ii) if the person asserting any such loss, claim, damage, liability (or action or proceeding in respect thereof) who purchased the Registrable Securities that are the subject thereof did not receive a copy of the preliminary prospectus or the final prospectus (or the final prospectus as amended or supplemented) at or prior to the written confirmation of the sale of such Registrable Securities to such person because of the failure of such Purchaser or underwriter to so provide such preliminary or final prospectus and the untrue statement or omission of a material fact made in such preliminary prospectus was corrected in the amended preliminary or final prospectus (or the final prospectus as amended or supplemented). Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Purchasers, or any such director, officer, partner, underwriter or controlling person and shall survive the transfer of such shares by the Purchaser.

(2) As a condition to including Registrable Securities in any registration statement filed pursuant to this Section 8, each Purchaser agrees to be bound by the terms of this Section 8(f) and to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors and officers, and each other person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director or officer or controlling person may become subject under the Securities Act, the Exchange Act, or any other federal or state law, to the extent arising out of or based solely upon: (x) such Purchaser’s failure to comply with the prospectus delivery requirements of the Securities Act or (y) any untrue or alleged untrue statement of a material fact contained in any registration statement, any prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading (i) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Purchaser to the Company specifically for inclusion in the registration statement or such prospectus or (ii) to the extent that (1) such untrue statements or omissions are based solely upon information regarding such Purchaser furnished in writing to the Company by such Purchaser expressly for use therein, or to the extent that such information relates to such Purchaser or such Purchaser’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Purchaser expressly for use in the Registration Statement, such prospectus or such form of prospectus or in any amendment or supplement thereto or (2) in the case of an occurrence of an event of the type specified in Section 8(c)(6) hereof, the use by such Purchaser of an outdated or defective prospectus after the Company has notified such Purchaser in writing that the prospectus is outdated or defective and prior to the receipt by such Purchaser of the advice contemplated in Section 8(c)(6). In no event shall the liability of any selling Purchaser hereunder be greater in amount than the dollar amount of the net proceeds received by such Purchaser upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(3) Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in this Section (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the indemnifying party of the commencement of such action; provided, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Section, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in the reasonable judgment of counsel to such indemnified party a conflict of interest between such indemnified and indemnifying parties may exist or the indemnified party may have defenses not available to the indemnifying party in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof, unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties arises in respect of such claim after the assumption of the defenses thereof or the indemnifying party fails to defend such claim in a diligent manner, other than reasonable costs of investigation. Neither an indemnified nor an indemnifying party shall be liable for any settlement of any action or proceeding effected without its consent. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement, which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. Notwithstanding anything to the contrary set forth herein, and without limiting any of the rights set forth above, in any event any party shall have the right to retain, at its own expense, counsel with respect to the defense of a claim.
(4) If an indemnifying party does or is not permitted to assume the defense of an action pursuant to Section 8(f)(3) or in the case of the expense reimbursement obligation set forth in Sections 8(f)(1) and (2), the indemnification required by Sections 8(f)(1) and 8(f)(2) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills received or expenses, losses, damages, or liabilities are incurred.
(5) If the indemnification provided for in Section 8(f)(1) or 8(f)(2) is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall (i) contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense as is appropriate to reflect the proportionate relative fault of the indemnifying party on the one hand and the indemnified party on the other (determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission relates to information supplied by the indemnifying party or the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission), or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or provides a lesser sum to the indemnified party than the amount hereinafter calculated, not only the proportionate relative fault of the indemnifying party and the indemnified party, but also the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other, as well as any other relevant equitable considerations. No indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party who was not guilty of such fraudulent misrepresentation.

(6) Other Indemnification. Indemnification similar to that specified in this Section (with appropriate modifications) shall be given by the Company and each Purchaser of Registrable Securities with respect to any required registration or other qualification of securities under any federal or state law or regulation or governmental authority other than the Securities Act.
9. Indemnification. The Purchaser agrees to indemnify and hold harmless the Company, the Placement Agent (including its selected dealers, if any), and their respective officers, directors, employees, agents, control persons and affiliates from and against all losses, liabilities, claims, damages, costs, fees and expenses whatsoever (including, but not limited to, any and all expenses incurred in investigating, preparing or defending against any litigation commenced or threatened) based upon or arising out of any actual or alleged false acknowledgment, representation or warranty, or misrepresentation or omission to state a material fact, or breach by the Purchaser of any covenant or agreement made by the Purchaser herein or in any other document delivered in connection with this Subscription Agreement.
10. Irrevocability; Binding Effect. The Purchaser hereby acknowledges and agrees that the subscription hereunder is irrevocable by the Purchaser, except as required by applicable law, and that this Subscription Agreement shall survive the death or disability of the Purchaser and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives, and permitted assigns. If the Purchaser is more than one person, the obligations of the Purchaser hereunder shall be joint and several and the agreements, representations, warranties, and acknowledgments herein shall be deemed to be made by and be binding upon each such person and such person's heirs, executors, administrators, successors, legal representatives, and permitted assigns.
11. Modification. This Subscription Agreement shall not be modified or waived except by an instrument in writing signed by the party against whom any such modification or waiver is sought. Notwithstanding the foregoing, the Company may, at any time prior to the time of the closing of the sale of Units hereunder, modify this Subscription Agreement if necessary to clarify any provision therein, without first providing notice or obtaining prior consent of the Subscriber, if, and only if, such modification is not material in any respect.
12. Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party notified, (b) when sent by confirmed email or facsimile if sent during normal business hours of the recipient, or if not confirmed, then on the next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. The Company and the Purchaser hereby consent to the delivery of communications and notices to such parties at their respective address, email or facsimile number set forth on the signature page hereto, or to such other address as such party shall have furnished in writing in accordance with the provisions of this Section 12.

13. Assignability. This Subscription Agreement and the rights, interests and obligations hereunder are not transferable or assignable by the Purchaser and the transfer or assignment of the shares of Common Stock or the Warrants shall be made only in accordance with all applicable laws.
14. Applicable Law. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts to be wholly-performed within said State.
15. Arbitration. The parties agree to submit all controversies to arbitration in accordance with the provisions set forth below and understand that:
(a) Arbitration is final and binding on the parties.
(b) The parties are waiving their right to seek remedies in court, including the right to a jury trial.
(c) Pre-arbitration discovery is generally more limited and different from court proceedings.
(d) The arbitrator's award is not required to include factual findings or legal reasoning and any party's right to appeal or to seek modification of rulings by arbitrators is strictly limited.
(e) The panel of arbitrators will typically include a minority of arbitrators who were or are affiliated with the securities industry.
(f) All controversies which may arise between the parties concerning this Subscription Agreement shall be determined by arbitration pursuant to the rules then pertaining to the Financial Industry Regulatory Authority (“FINRA”) in New York City, New York. Judgment on any award of any such arbitration may be entered in the Supreme Court of the State of New York or in any other court having jurisdiction of the person or persons against whom such award is rendered. Any notice of such arbitration or for the confirmation of any award in any arbitration shall be sufficient if given in accordance with the provisions of this Subscription Agreement. The parties agree that the determination of the arbitrators shall be binding and conclusive upon them.
16. Blue Sky Qualification. The purchase of Units under this Subscription Agreement is expressly conditioned upon the exemption from qualification of the offer and sale of the Units from applicable federal and state securities laws. The Company shall not be required to qualify this transaction under the securities laws of any jurisdiction and, should qualification be necessary, the Company shall be released from any and all obligations to maintain its offer, and may rescind any sale contracted, in the jurisdiction.

17. Use of Pronouns. All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require.
18. Confidentiality. The Purchaser acknowledges and agrees that any information or data the Purchaser has acquired from or about the Company, not otherwise properly in the public domain, was received in confidence. The Purchaser agrees not to divulge, communicate or disclose, except as may be required by law or for the performance of this Subscription Agreement, or use to the detriment of the Company or for the benefit of any other person or persons, or misuse in any way, any confidential information of the Company, including any scientific, technical, trade or business secrets of the Company and any scientific, technical, trade or business materials that are treated by the Company as confidential or proprietary, including, but not limited to, ideas, discoveries, inventions, developments and improvements belonging to the Company and confidential information obtained by or given to the Company about or belonging to third parties.
19. Miscellaneous.
(a) This Subscription Agreement constitutes the entire agreement between the Purchaser and the Company with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings, if any, relating to the subject matter hereof. The terms and provisions of this Subscription Agreement may be waived, or consent for the departure therefrom granted, only by a written document executed by the party entitled to the benefits of such terms or provisions.
(b) The representations and warranties of the Company and the Purchaser made in this Subscription Agreement shall survive the execution and delivery hereof and delivery of the shares of Common Stock and Warrants contained in the Units.
(c) Each of the parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Subscription Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.
(d) This Subscription Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.
(e) Each provision of this Subscription Agreement shall be considered separable and, if for any reason any provision or provisions hereof are determined to be invalid or contrary to applicable law, such invalidity or illegality shall not impair the operation of or affect the remaining portions of this Subscription Agreement.

(f) Paragraph titles are for descriptive purposes only and shall not control or alter the meaning of this Subscription Agreement as set forth in the text.
(g) The Purchaser understands and acknowledges that there may be multiple closings for this Offering.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

PRIVATE PLACEMENT OFFERING OF
ADGERO BIOPHARMACEUTICALS HOLDINGS, INC.

SUBSCRIPTION INSTRUCTIONS

To subscribe for Units in the private offering of Adgero Biopharmaceuticals Holdings, Inc.:

1. Date and Fill in the dollar amount of Units being purchased and Complete and Sign the Signature Page to the Subscription Agreement (page 23).

2. Initial the Accredited Investor Certification page attached to the Subscription Agreement (page 24-25).

3. Complete and return the Investor Profile (page 26).

4. Complete and Sign the Tax Certification for U.S. Persons or Non-U.S. Persons, as applicable (beginning on page 28l).

5.  Fax or e-mail all forms to Tierney S. Picardal at 347-772-3121/Tierney@sternaegis.com and then send all signed original documents to:

Aegis Capital Corp.
810 Seventh Avenue – 18th Floor
New York, NY 10019
Attention: Tierney S. Picardal

6. Please wire funds directly to the escrow account pursuant to the following instructions (unless other arrangements have been made); checks cannot be accepted:

Bank Name: Signature Bank

ABA Number: 026013576

A/C Name: Signature Bank, as Agent for Adgero Biopharmaceuticals Holdings, Inc.

A/C Number: 1502-650242
FBO: Investor Name
SSN/TIN
Address

ANTI MONEY LAUNDERING REQUIREMENTS

The USA PATRIOT Act	What is money laundering?	How big is the problem and why is it important?

The USA PATRIOT Act is designed to detect, deter, and punish terrorists in the United States and abroad. The Act imposes new anti-money laundering requirements on brokerage firms and financial institutions. Since April 24, 2002 all brokerage firms have been required to have new, comprehensive anti-money laundering programs.

To help you understand these efforts, we want to provide you with some information about money laundering and the Placement Agent’s efforts to implement the USA PATRIOT Act.

Money laundering is the process of disguising illegally obtained money so that the funds appear to come from legitimate sources or activities. Money laundering occurs in connection with a wide variety of crimes, including illegal arms sales, drug trafficking, robbery, fraud, racketeering, and terrorism.

The use of the U.S. financial system by criminals to facilitate terrorism or other crimes could well taint our financial markets. According to the U.S. State Department, one recent estimate puts the amount of worldwide money laundering activity at $1 trillion a year.

What each Placement Agent is required to do to help eliminate money laundering?

Under new rules required by the USA PATRIOT Act, the Placement Agent’s anti-money laundering program must designate a special compliance officer, set up employee training, conduct independent audits, and establish policies and procedures to detect and report suspicious transaction and ensure compliance with the new laws.

As part of the Placement Agent’s required program, it may ask you to provide various identification documents or other information. Until you provide the information or documents that the Placement Agent needs, it may not be able to effect any transactions for you.

ADGERO BIOPHARMACEUTICALS HOLDINGS, INC.
SIGNATURE PAGE TO THE
SUBSCRIPTION AGREEMENT

Subscriber hereby elects to subscribe under the Subscription Agreement for a total of $_________ of Units at a price of $5.00 per Unit (NOTE: to be completed by subscriber) and, by execution and delivery hereof (return one (1) original), Subscriber hereby executes the Subscription Agreement and agrees to be bound by the terms and conditions of the Subscription Agreement.

If the Purchaser is an INDIVIDUAL, and if purchased as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY:

____________________________                              ______________________________
Print Name(s)                                                                Social Security Number(s)

___________________________                               ______________________________
Signature(s) of Subscriber(s)                                      Signature

____________________________                             ______________________________
Date                                                                              Address

If the Purchaser is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, IRA or TRUST:

____________________________                            ______________________________
Name of Entity                                                            Federal Taxpayer
            Identification Number

By:_________________________                           ______________________________
Name:                                                              State of Organization
Title:

____________________________                          ______________________________
Date                                                                            Address

____________________________                          ______________________________
Fax Number                                                                Email Address

ADGERO BIOPHARMACEUTICALS HOLDINGS, INC.	AEGIS CAPITAL CORP.

By:__________________________	By:__________________________
Authorized Officer	Authorized Officer

ADGERO BIOPHARMACEUTICALS HOLDINGS, INC.
ACCREDITED INVESTOR CERTIFICATION

For Individual Investors Only
(all Individual Investors must INITIAL where appropriate):

Initial _______
I have an individual net worth, or joint net worth with my spouse, as of the date hereof in excess of $1 million. For purposes of calculating net worth under this category, (i) the undersigned’s primary residence shall not be included as an asset, (ii) indebtedness that is secured by the undersigned’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of securities, shall not be included as a liability, (iii) to the extent that the indebtedness that is secured by the primary residence is in excess of the fair market value of the primary residence, the excess amount shall be included as a liability, and (iv) if the amount of outstanding indebtedness that is secured by the primary residence exceeds the amount outstanding 60 days prior to the execution of this Subscription Agreement, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability.

Initial _______
I have had an annual gross income for the past two years of at least $200,000 (or $300,000 jointly with my spouse) and expect my income (or joint income, as appropriate) to reach the same level in the current year.

Initial _______
I am a director or executive officer of Adgero Biopharmaceuticals Holdings, Inc.

For Non-Individual Investors
(all Non-Individual Investors must INITIAL where appropriate):

Initial _______
The investor certifies that it is a partnership, corporation, limited liability company or business trust that is 100% owned by persons who meet at least one of the criteria for Individual Investors set forth above.

Initial _______
The investor certifies that it is a partnership, corporation, limited liability company or any organization described in Section 501(c)(3) of the Internal Revenue Code, Massachusetts or similar business trust that has total assets of at least $5 million and was not formed for the purpose of investing the Company.

Initial _______
The investor certifies that it is an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, whose investment decision is made by a plan fiduciary (as defined in ERISA §3(21)) that is a bank, savings and loan association, insurance company or registered investment adviser.

Initial _______
The investor certifies that it is an employee benefit plan whose total assets exceed $5,000,000 as of the date of this Subscription Agreement.

Initial _______
The undersigned certifies that it is a self-directed employee benefit plan whose investment decisions are made solely by persons who meet either of the criteria for Individual Investors.

Initial _______
The investor certifies that it is a U.S. bank, U.S. savings and loan association or other similar U.S. institution acting in its individual or fiduciary capacity.

Initial _______
The undersigned certifies that it is a broker-dealer registered pursuant to §15 of the Securities Exchange Act of 1934.

Initial _______
The investor certifies that it is an organization described in §501(c)(3) of the Internal Revenue Code with total assets exceeding $5,000,000 and not formed for the specific purpose of investing in the Company.

Initial _______
The investor certifies that it is a trust with total assets of at least $5,000,000, not formed for the specific purpose of investing in the Company, and whose purchase is directed by a person with such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment.

Initial _______
The investor certifies that it is a plan established and maintained by a state or its political subdivisions, or any agency or instrumentality thereof, for the benefit of its employees, and which has total assets in excess of $5,000,000.

Initial _______
The investor certifies that it is an insurance company as defined in §2(13) of the Securities Act, or a registered investment company.

Initial _______
An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act.

Initial _______
A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

Initial _______
A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

ADGERO BIOPHARMACEUTICALS HOLDINGS, INC.
Investor Profile (Must be completed by Investor)
Section A - Personal Investor Information
For All Purchasers
Certificate Title: ______________________________________________________________________________
Individual(s) executing this subscription: __________________________________________________________
Social Security Number(s) for all signatories / Entity Federal I.D. Number: _______________________________
Date(s) of Birth: ______________
Marital Status: ______________
Years Investment Experience: ______________
Aegis Capital Account Executive or Outside Broker/Dealer: ______________
Check if you are a FINRA member or affiliate of a FINRA member firm: ____
Check Investment Objective(s) (See definitions on following page): ____Preservation of Capital ____Income
____Capital Appreciation ____Trading Profits ____Speculation ____Other (please specify)
The source of funds for this investment is my personal or my entity's assets  _____Yes   _____No

For Purchasers as Individual or as Joint Tenants, Tenants in Common, and Community Property
Annual Income(s): ___________________
Liquid Net Worth(s): _________________
Net Worth(s) (excluding value of primary residence): ________________
Select Tax Bracket(s): ____ 15% or below ____ 25% - 27.5% ____ Over 27.5%

For All Purchasers, by the Primary Contact
Home Street Address: ______________________________________________________________________
Home City, State & Zip Code: _______________________________________________________________
Home Phone: ___________________ Home Fax: _________________Home Email: ____________________
Employer: ___________________________________
Type of Business: _____________________________
Employer Street Address: ___________________________________________________________________
Employer City, State & Zip Code: ____________________________________________________________
Bus. Phone: _____________________Bus. Fax: ___________________Bus. Email: ____________________

For All Purchasers
If you are a United States citizen, please list the number and jurisdiction of issuance of any other government-issued document evidencing residence and bearing a photograph or similar safeguard (such as a driver’s license or passport), and provide a photocopy of each of the documents you have listed.
If you are NOT a United States citizen, for each jurisdiction of which you are a citizen or in which you work or reside, please list (i) your passport number and country of issuance or (ii) alien identification card number AND (iii) number and country of issuance of any other government-issued document evidencing nationality or residence and bearing a photograph or similar safeguard, and provide a photocopy of each of these documents you have listed. These photocopies must be certified by a lawyer as to authenticity.
Government-Issued Identification Document Number(s) and Jurisdiction(s):___________________________
Please provide a legible photocopy of your Identification Document(s) along with your subscription

Section B – Securities Delivery Instructions
____ Please deliver securities to the Employer Address listed in Section A.
____ Please deliver securities to the Home Address listed in Section A.
____ Please deliver securities to the following address: _____________________________________________

Section C –Wire Transfer Instructions
____ I will wire funds from my outside account according to the “Subscription Instructions” Page.
____ I will wire funds from my Aegis Capital Account.
____The funds for this investment are rolled over, tax deferred from __________ within the allowed 60 day window.

_________________________                                                                              ______________________
Investor Signature                                                                                                 Date
_________________________                                                                              ______________________
Investor Signatureescr                                                                                          Date

Investment Objectives: The typical investment listed with each objective are only some examples of the kinds of investments that have historically been consistent with the listed objectives. However, neither Adgero Biopharmaceuticals Holdings, Inc. nor Aegis Capital Corp. can assure that any investment will achieve your intended objective. You must make your own investment decisions and determine for yourself if the investments you select are appropriate and consistent with your investment objectives.

Neither Adgero Biopharmaceuticals Holdings, Inc. nor Aegis Capital Corp. assumes responsibility to you for determining if the investments you selected are suitable for you.

Preservation of Capital: An investment objective of Preservation of Capital indicates you seek to maintain the principal value of your investments and are interested in investments that have historically demonstrated a very low degree of risk of loss of principal value. Some examples of typical investments might include money market funds and high quality, short-term fixed income products.

Income: An investment objective of Income indicates you seek to generate income from investments and are interested in investments that have historically demonstrated a low degree of risk of loss of principal value. Some examples of typical investments might include high quality, short and medium-term fixed income products, short-term bond funds and covered call options.

Capital Appreciation: An investment objective of Capital Appreciation indicates you seek to grow the principal value of your investments over time and are willing to invest in securities that have historically demonstrated a moderate to above average degree of risk of loss of principal value to pursue this objective. Some examples of typical investments might include common stocks, lower quality, medium-term fixed income products, equity mutual funds and index funds.

Trading Profits: An investment objective of Trading Profits indicates you seek to take advantage of short-term trading opportunities, which may involve establishing and liquidating positions quickly. Some examples of typical investments might include short-term purchases and sales of volatile or low priced common stocks, put or call options, spreads, straddles and/or combinations on equities or indexes. This is a high-risk strategy.

Speculation: An investment objective of Speculation indicates you seek a significant increase in the principal value of your investments and are willing to accept a corresponding greater degree of risk by investing in securities that have historically demonstrated a high degree of risk of loss of principal value to pursue this objective. Some examples of typical investments might include lower quality, long-term fixed income products, initial public offerings, volatile or low priced common stocks, the purchase or sale of put or call options, spreads, straddles and/or combinations on equities or indexes, and the use of short-term or day trading strategies.

Other: Please specify.

EXHIBIT A

FORM OF INVESTOR WARRANT

EXHIBIT B

BUSINESS OF THE COMPANY

EXHIBIT C
SUMMARY OF THE OFFERING

EXHIBIT D

RISK FACTORS

EXHIBIT E

MANAGEMENT OF THE COMPANY

EXHIBIT F

UNAUDITED FINANCIAL STATEMENTS